Exhibit 10.1

SECURED LINE OF CREDIT AGREEMENT
(INTEREST-ONLY WITH 110% BALLOON FINAL PAYMENT)

$XX,XXX

This Line of Credit Agreement (this “Agreement”) is made and effective as of October 16, 2014 by and between CDEX Inc., a Nevada corporation (the “Borrower”), and __________________________________________, an individual having a principal residence at  ___________________________ (the “Lender”).  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	EXTENSION OF CREDIT; ISSUANCE OF REVOLVING NOTE; DRAWING OF FUNDS.

The Lender hereby makes available and agrees to provide to the Borrower a Line of Credit in an original principal amount of up to $XX,XXX (the “Line”) in accordance with the terms and conditions of this Agreement.  Upon execution and delivery of this Agreement, Borrower shall issue to Lender a Revolving Note, in substantially the form attached hereto as Exhibit A (the “Note”), the principal amount of which shall be deemed to be the amount drawn and outstanding under the Line from time to time and reflected on the records of the Borrower.

The Borrower may draw funds from the Line at any time prior to maturity of the Line upon two days’ notice to the Lender upon which Lender shall provide funds in the requested amount by check delivered via overnight courier or by wire transfer, in accordance with the Borrower’s instructions in said notice. Borrower shall complete, execute and maintain a schedule in the form of Schedule A to the Note upon receipt of each draw.

2.	INTEREST PAYMENTS.

Interest on the Line shall accrue and be payable on the first day of each month beginning November 1, 2014, at a rate of 12% per annum, applied to the principal balance then outstanding.  Interest shall be computed on the basis of a year of 365 days and the actual number of days elapsed.  The first interest payment, if any interest shall then have accrued under the Line, is due and payable on November 1, 2014. A like payment shall be due on first day of each succeeding month thereafter, unless there shall be no balance outstanding.

3.	USE OF PROCEEDS.

The proceeds from draws upon the Line may be used for working capital, or any proper corporate purpose, as well as payment of certain obligations of the Borrower, including a portion of the accrued and unpaid salary of the Borrower’s Chief Executive Officer, Jeff Brumfield.

4.	TERMINATION AND REPAYMENT OF PRINCIPAL.

The Line shall terminate, and the Note shall be due and payable on March 31, 2015, in an amount equal to 110% of the unpaid principal balance thereon plus any accrued but unpaid interest. In addition to repayment of all amounts due under the Line and Note, the Borrower will pay all expenses associated therewith, including all wire fees for draws.

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5.	PREPAYMENT.

The Borrower may prepay any part of the principal of this line of credit at any time before maturity; provided, however, that any such prepayment must be in the amount of 110% of the portion of principal intended to be satisfied by such prepayment.

6.	SECURITY INTEREST.

As security for the payment and performance of all obligations under this Line and the Note, Borrower grants to the Lender a security interest in and to all assets of the Borrower, including, without limitation, all intellectual property, inventory, receivables, and contracts (the “Collateral”). During the continuance of an Event of Default, the Lender may at any time and from time to time, with or without notice to the Borrower, (i) transfer into the name of the Lender or the Lender’s nominee any of the Collateral, and (ii) receive and direct the disposition of proceeds of any Collateral.

The Borrower authorizes the Lender to (a) file any financing statements, amendments, and continuations thereto relating to the Collateral that the Lender deems appropriate and (b) provide any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.  The Borrower does hereby irrevocably constitute and appoint the Lender its true and lawful attorney-in-fact with full power of substitution, for it and in its name, place and stead, to execute, deliver and file such agreements, documents, notices, statements and records as the Lender, in its sole discretion, deems necessary or advisable to preserve, protect and perfect its security interest in the Collateral and maintain the perfection of such security interest.  The foregoing appointment is, and the same shall be, coupled with an interest in favor of the Lender.

7.	EVENTS OF DEFAULT.

The Borrower will be deemed to be in default under this Note on the occurrence of any of the following events (each an “Event of Default”): (1) the commencement by the Borrower of any voluntary proceeding relating to bankruptcy, insolvency, reorganization, or relief of debtors; (2) the commencement of any involuntary proceeding against the Borrower relating to bankruptcy, insolvency, reorganization, or relief of debtors that is not dismissed within 60 days; (3) the commencement of any proceeding against the Borrower relating to issuance of a warrant of attachment against all or any substantial part of the Borrower’s assets that is not dismissed within 60 days; (4) a breach by the Borrower of the terms of this Agreement or the Note remaining uncured 20 days after the Borrower’s receipt of written notice thereof; and (5) the Borrower’s failure to pay, when due, any principal or interest under the Note pursuant to the terms thereof ten days after the Borrower’s receipt of written notice thereof.

8.           ACCELERATION; REMEDIES ON DEFAULT.

Upon the occurrence of any Event of Default, at the option of the Lender, all principal and other amounts owed under the Line shall become immediately due and payable without notice or demand by the Lender, and the Lender, in addition to his rights and remedies under the Note, may pursue any legal or equitable remedies that are available to the Lender. The default interest rate shall be the greater of 25% and the maximum amount allowable by law.

9.           WAIVER OF PRESENTMENT; DEMAND.

The Borrower hereby waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and late charges, and diligence in taking any action to collect any sums owing under the Line and the Note, including (to the extent permitted by law) waiving the pleading of any statute of limitations as a defense to any demand against the undersigned.

10.           SUCCESSORS AND ASSIGNS.

All references, in this Agreement or the Note, to the Borrower and the Lender shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Line shall be binding upon and shall inure to the benefit of the successors and assigns of the Borrower and the Lender.

11.	NOTICE.

Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given in person, by overnight courier, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective party as follows:

If to the Lender, to its address first stated above.

If to the Borrower, to its address at:

4555 South Palo Verde, Suite 123
Tucson, Arizona 85714

Attn: Stephen McCommon, Chief Financial Officer

12.	GOVERNING LAW.

This Agreement shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of Ohio, without regards to its conflict-of-law provisions. The Borrower hereby irrevocably consents to the jurisdiction of the courts of Lorain County, Ohio and the Northern District of Ohio with respect to any matter arising under the Line, and further irrevocably consents to service of process by hand delivery to the address listed above for the Borrower.

13.	ENTIRE AGREEMENT.

This Agreement constitutes the final, complete, and exclusive statement of the understanding of the parties with respect to the subject matter hereof, and supersedes any and all other prior and contemporaneous agreements and understandings, both written and oral, between the parties.

14.	NO IMPLIED WAIVER.

The Lender’s failure to exercise any right or remedy provided in this Agreement shall not be construed as a waiver of any future exercise of that right or exercise of any other right or remedy to which the Lender may be entitled.

15.	COLLECTION COSTS AND ATTORNEYS’ FEES.

The Borrower agrees to pay any and all costs incurred by the Lender in collecting sums payable under the Line in the event of default, including reasonable attorneys’ fees and court costs in addition to other amounts due, without protest of any kind.

16.	SEVERABILITY.

If one or more of the provisions of the Line shall be declared or held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby and any such declaration or holding shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.	HEADINGS.

Headings used in this agreement are provided for convenience only and shall not be used to construe meaning or intent.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:	CDEX INC.

By:
Stephen McCommon
Chief Financial Officer
LENDER:
Printed Name: